SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  December 10, 1997
(Date of earliest event reported)

Commission File No. 333-32857



                       NationsBanc Asset Securities, Inc.
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        Delaware                                       Applied For
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(State of Incorporation)                  (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                         28255
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Address of principal executive offices                          (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

ITEM 5. Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by NationsBanc Asset Securities, Inc. which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------
   (99)                                       Computational Materials
                                              prepared by NationsBanc Asset
                                              Securities, Inc. in connection
                                              with NationsBanc Asset Securities,
                                              Inc. Asset Backed Certificates,
                                              Series 1997-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NATIONSBANC ASSET SECURITIES, INC.


December 10, 1997

                                    By:   /s/ Robert Perret
                                          --------------------
                                          Robert Perret
                                          Senior Vice President

                                INDEX TO EXHIBITS



                                                           Paper (P) or
Exhibit No.         Description                            Electronic (E)
-----------         -----------                            --------------

   (99)             Computational Materials                       P
                    prepared by NationsBanc Asset
                    Securities, Inc. in connection
                    with NationsBanc Asset Securities,
                    Inc. Asset Backed Certificates,
                    Series 1997-1